Putnam
Tax Exempt
Money Market
Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

3-31-02

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

With short-term interest rates at 40-year lows, it is all too easy for shareholders of money market funds to focus on current returns and overlook other qualities that still allow these funds to play an important role in a diversified investment program. Two such attributes are stability and liquidity.

The value of both of these features, which characterize Putnam Tax Exempt Money Market Fund, cannot be overlooked in the current environment. The market turbulence of the past two years that drew many shareholders to money market funds as safe havens for their assets is likely to persist, at least in the near term. When shareholders are ready to re-enter the market, their funds will be readily available with no fees or penalties.

As you read this report, you may notice that we are now listing the team that manages your fund. We do this to reflect more accurately how your fund is managed as well as Putnam's firm belief in the value of team management. The individuals who comprise the management team are shown at the end of Management's discussion of performance.

We know that Putnam Investments values its relationship with you and its other shareholders and appreciates your loyalty during these times of restructuring of staff and products in the pursuit of superior investment performance for the future.

Respectfully yours,

/S/ JOHN A. HILL            /S/ GEORGE PUTNAM, III

John A. Hill                George Putnam, III
Chairman of the Trustees    President of the Funds
May 8, 2002


REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Tax Exempt Fixed-Income Team

Since money market funds are generally considered a haven for investors seeking to maintain liquidity or weather uncertain times, it is easy to think of these mutual funds as passive investments. However, nothing could be further from the truth. In fact, managing a national tax-exempt money market fund can be quite challenging. Not only is demand for tax relief great, which has limited your fund's pool of available securities, but the dramatic decline in interest rates during 2001 complicated our search for attractive income. In spite of these complexities, as of March 31, 2002 -- the end of the first half of its fiscal year -- Putnam Tax Exempt Money Market Fund's diverse mix of money market securities was earning a 7-day tax-free yield that exceeded the after-tax return of a typical 7-day taxable money market fund (see page 3). Of course, this income, when reinvested, also contributed to the fund's total return.

Total return for 6 months ended 3/31/02

                       NAV
-----------------------------------------------------------------------
                      0.65%
-----------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 5.

* SEARCH FOR ATTRACTIVE INCOME BECAME MORE CHALLENGING

Although the Federal Reserve Board voted to keep interest rates steady at their January and March meetings, they reduced the federal funds rate three times, from 3% to 1.75%, during the final quarter of 2001. The lower rates were widely anticipated to help ease the recession and promote stability. We moved quickly to lock in higher market rates prior to the reductions as well as to extend maturities as much as possible. The purchase of Houston Texas Water and Sewer revenue bonds, Douglas County Nebraska School District general obligation bonds, and Texas state tax revenue anticipation notes exemplify this strategy. By increasing the portfolio's average days to maturity in a declining-to-flat interest-rate environment, we were able to lock in high levels of income for longer periods. Last fall, the fund's average days to maturity was as high as 89 days, but this slowly dropped through the winter as securities came due.

The average days to maturity fell to 46 days by March 31, as we rolled proceeds from maturing instruments into daily and weekly variable-rate demand notes. With investor expectations focusing on the possibility of an increase in short-term rates in response to increased economic activity, we believed it was most advantageous to keep the fund's average maturity shorter so that we could take advantage of the rise in short-term rates generated by these expectations and, ultimately, a rate increase by the Federal Reserve. Given the recent rise in interest rates, we purchased Carroll Texas Independent School District general obligation bonds, which have a mandatory put date of April 1, 2003.

Fund Profile

Putnam Tax Exempt Money Market Fund is designed for investors who want the stability of a money market investment while still enjoying the advantages of tax-free income. This fund seeks current income exempt from federal income tax, while balancing the need for liquidity and low risk.

On March 31, 68% of the fund's market value was represented by variable-rate demand notes. The remaining 32% represented tax-exempt notes and other short-term instruments. Holdings are of the highest Tier 1 quality, which means that they are insured or backed by a letter of credit from an approved bank, corporate issuer, or insurance company, or they meet the rigorous requirements of our internal credit research team.

* STRONGER ECONOMIC GROWTH HAS INCREASED LIKELIHOOD OF HIGHER RATES

By many accounts, a U.S. economic recovery, like the recession that preceded it, is likely to be milder than in past business cycles. Historically low interest rates fueled a boom in home sales during 2001 -- a factor that was never present in previous recessions -- and helped to temper the downturn. Consequently, any recovery is likely to be more muted. As the rebound gets under way, higher interest rates are more likely, as the Federal Reserve Board walks a tightrope between promoting solid growth and fighting inflation.

To help position the fund for this eventuality, we'll keep the portfolio more liquid by investing in daily and weekly variable-rate demand notes. The shorter maturities offered by these money market securities will allow us to respond to rising rates in a timely fashion. We expect to selectively extend in the coming months as we lock in the higher rates. We will continue to prize quality and stability as we endeavor to adjust to this constantly changing interest-rate picture.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 3/31/02, there is no guarantee the fund will continue to hold these securities in the future. Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation
(FDIC) or any other governmental agency. Although the fund seeks to maintain a constant share price of $1.00, it is possible to lose money by investing in this fund.

This fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are Jerome Jacobs, Blake Anderson, Joyce Dragone, David Hamlin, Susan McCormack, and Richard Wyke.

PERFORMANCE COMPARISONS (3/31/02)

                                                   Current     After-tax
                                                   return*       return
------------------------------------------------------------------------
Passbook savings account                            0.90%        0.55%
------------------------------------------------------------------------
Taxable money market fund 7-day yield               1.39         0.85
------------------------------------------------------------------------
3-month certificate of deposit                      1.96         1.20
------------------------------------------------------------------------
Putnam Tax Exempt Money Market Fund (7-day yield)   1.22         1.22
------------------------------------------------------------------------

The net asset value of money market mutual funds is uninsured and designed to be fixed, while distributions vary daily. Investment returns will fluctuate. The principal value on passbook savings and on bank CDs is generally insured up to certain limits by state and federal agencies. Unlike stocks, which incur more risk, CDs offer a fixed rate of return. Unlike money market funds, bank CDs may be subject to substantial penalties for early withdrawals. After-tax return assumes a 38.6% maximum federal income tax rate.

*Sources: FleetBoston (passbook savings), Federal Reserve (3-month CDs),
 IBC/Donaghue's Money Fund Report (taxable money market fund compound 7-day yield).


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 3/31/02

                                  Merrill Lynch     Lipper
                                     91-day       Tax Exempt     Consumer
                      Fund shares   Treasury     Money Market      price
                        at NAV     Bill Index    Fund Average      index
-------------------------------------------------------------------------------
6 months                 0.65%       1.05%          0.53%          0.22%
-------------------------------------------------------------------------------
1 year                   1.88        3.29           1.71           1.30
-------------------------------------------------------------------------------
5 years                 14.97       27.76          14.89          11.62
Annual average           2.83        5.02           2.81           2.22
-------------------------------------------------------------------------------
10 years                30.36       59.84          30.99          28.21
Annual average           2.69        4.80           2.73           2.52
-------------------------------------------------------------------------------
Annual average
(life of fund,
since 10/26/87)          3.40        5.61           3.41           3.08
-------------------------------------------------------------------------------
Current return (end of period)                               Fund shares at NAV
-------------------------------------------------------------------------------
Current 7-day yield 1                                              1.22%
-------------------------------------------------------------------------------
Taxable
equivalent 2                                                       1.99
-------------------------------------------------------------------------------
Current 30-day yield 1                                             1.11
-------------------------------------------------------------------------------
Taxable
equivalent 2                                                       1.81
-------------------------------------------------------------------------------

1 The 7-day and 30-day yields are the two most common gauges for measuring money market mutual fund performance. Yield more closely reflects current performance than total return.

2 Assumes 38.60% maximum federal income tax rate. Results for investors subject to lower tax rates would not be as advantageous. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

Past performance does not indicate future results. More recent returns may be less or more than those shown. Fund performance data do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns will fluctuate. The fund's holdings do not match those in the Lipper average.

DISTRIBUTION INFORMATION 6 MONTHS ENDED 3/31/02

-------------------------------------------------------------------------------
Distributions
(number)                                        6
-------------------------------------------------------------------------------
Income                                      $0.006525
-------------------------------------------------------------------------------
  Total                                     $0.006525
-------------------------------------------------------------------------------


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.


COMPARATIVE BENCHMARKS

Lipper Tax Exempt Money Market Fund Average is an arithmetic average of the total return of all tax exempt money market mutual funds. Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. The fund's holdings do not match those in the Lipper average. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
March 31, 2002 (Unaudited)

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
FGIC                -- Financial Guaranty Insurance Company
FSA                 -- Financial Security Assurance
G.O. Bonds          -- General Obligation Bonds
LOC                 -- Letter of Credit
MBIA                -- Municipal Bond Investors Assurance Corporation
RAN                 -- Revenue Anticipation Notes
TRAN                -- Tax Revenue Anticipation Notes
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (101.9%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
Arizona (6.5%)
-------------------------------------------------------------------------------------------------------------------
$         2,000,000 Apache Cnty., Ind. Dev. Auth. Poll. Control VRDN,
                    1 1/2s, 12/15/18 (Bank of New York (LOC))                             A-1+       $    2,000,000
          1,185,000 AZ State Trans. Board Rev. Bonds, Ser. B, 6 1/2s,
                    7/1/11 (PRE)                                                          Aaa             1,215,625
            595,000 Maricopa Cnty. School Dist. No. 92 Pendergast Elem
                    G.O. Bonds, FGIC, 4s, 7/1/02                                          Aaa               596,787
          4,000,000 Pima Cnty., Indl. Dev. Auth. VRDN (Tucson Elec.
                    Pwr. Co.-Irvington), 1 1/2s, 10/1/22
                    (Societe Generale (LOC))                                              A-1+            4,000,000
                                                                                                      -------------
                                                                                                          7,812,412

Arkansas (5.4%)
-------------------------------------------------------------------------------------------------------------------
          6,400,000 AR State Hosp. Equip. Fin. Auth. VRDN (Baptist Hlth.),
                    MBIA, 1 1/2s, 11/1/10                                                 A-1+            6,400,000

Colorado (1.4%)
-------------------------------------------------------------------------------------------------------------------
          1,700,000 Denver Hlth. & Hosp. Auth VRDN, Ser. B, 1.45s, 12/1/31
                    (Bank One Colorado (LOC))                                             Aa2             1,700,000

District of Columbia (1.3%)
-------------------------------------------------------------------------------------------------------------------
          1,570,000 DC G.O. Bonds, Ser. A-1, MBIA, 4.65s, 6/1/02                          Aaa             1,574,547

Florida (13.1%)
-------------------------------------------------------------------------------------------------------------------
          6,400,000 FL Gulf Coast U. VRDN, 1.55s, 8/1/30 (First Union
                    National Bank (LOC))                                                  VMIG1           6,400,000
          4,000,000 FL Hsg. Fin. Agcy. VRDN (Woodlands), 1.43s, 12/1/17
                    (Northern Trust Co. (LOC))                                            VMIG1           4,000,000
            400,000 FL State Board of Ed. G.O. Bonds (Pub. Ed.), Ser. C,
                    6.3s, 6/1/04 (PRE)                                                    Aaa               406,313
            750,000 FL State Tpk. Auth. Rev. Bonds, Ser. A, FGIC, 6.35s,
                    7/1/22 (PRE)                                                          Aaa               764,121
          4,100,000 Orange Cnty., Hsg. Fin. Auth. VRDN (Sundown Assoc. II),
                    Ser. A, 1.43s, 6/1/04 (Northern Trust Co. (LOC))                      A-1+            4,100,000
                                                                                                      -------------
                                                                                                         15,670,434

Georgia (5.6%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Carrollton Redev. Auth. Rev. Bonds (Carroll Cnty.
                    Jail Project), FSA, 5s, 8/1/02                                        Aaa             1,009,591
          4,000,000 Fulton Cnty., Hsg. Auth. VRDN (Spring Creek Crossing),
                    1 1/2s, 10/1/24 (Wachovia Bank of Georgia (LOC))                      A-1             4,000,000
          1,700,000 Whitfield Cnty. Res. Care Facs. For The Elderly Auth.
                    VRDN (Royal Oaks Sr. Living Cmnty.), 1 1/2s,
                    11/1/25 (First Union National Bank (LOC))                             A-1             1,700,000
                                                                                                      -------------
                                                                                                          6,709,591

Illinois (4.2%)
-------------------------------------------------------------------------------------------------------------------
            500,000 Chicago Board of Ed. G.O. Bonds (Chicago School
                    Reform), MBIA, 5s, 12/1/02                                            Aaa               509,736
          3,290,000 IL Dev. Fin. Auth. VRDN (Cook Composites &
                    Polymers), 1.54s, 2/1/09 (BNP Paribas (LOC))                          VMIG1           3,290,000
          1,135,000 Lake Cnty. Cmnty. School Dist. G.O. Bonds, Ser. B,
                    FSA, 6s, 11/1/02                                                      Aaa             1,161,663
                                                                                                      -------------
                                                                                                          4,961,399

Indiana (4.2%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Richmond Hosp. Auth. Rev. Bonds VRDN (Reid Hosp. &
                    Hlth. Care), 1.55s, 1/1/12 (U.S. Bank (LOC))                          A-1             5,000,000

Louisiana (1.5%)
-------------------------------------------------------------------------------------------------------------------
                    Louisiana State G.O. Bonds
          1,045,000 FGIC, 5 1/2s, 4/15/02                                                 Aaa             1,046,018
            705,000 Ser. A, FGIC, 5 1/2s, 4/15/02                                         Aaa               705,692
                                                                                                      -------------
                                                                                                          1,751,710

Michigan (4.4%)
-------------------------------------------------------------------------------------------------------------------
          5,300,000 Grand Rapids Indl. Dev. VRDN (Wkly-Rowe Intl.
                    Inc. Project), 2.13s, 1/1/10 (Chase Manhattan
                    Bank (LOC))                                                           A-1+            5,300,000

Minnesota (4.9%)
-------------------------------------------------------------------------------------------------------------------
          1,900,000 Arden Hills Hsg. & Hlth. Care Facs VRDN
                    (Presbyterian Homes), Ser. A, 1 1/2s, 9/1/29
                    (U.S. Bank Trust (LOC))                                               A-1             1,900,000
          1,000,000 Brooklyn Ctr. VRDN, 1 1/2s, 12/1/07
                    (Firstar Bank (LOC))                                                  A-1             1,000,000
            500,000 Golden Valley, Indl. Dev. VRDN (Graco Inc.), 1.7s,
                    12/1/02 (U.S. Bank (LOC))                                             A-1+/P            500,000
          2,500,000 Mankato Multi-Family VRDN (Hsg. Highland Rmtkg.),
                    1 1/2s, 5/1/27 (U.S. Bank Trust (LOC))                                VMIG1           2,500,000
                                                                                                      -------------
                                                                                                          5,900,000

Missouri (1.8%)
-------------------------------------------------------------------------------------------------------------------
            200,000 Lees Summit G.O. Bonds, Ser. B, AMBAC, 4.2s, 4/1/02                   Aaa               200,007
          2,000,000 MO Hlth. & Edl. Fac. Auth. Rev. Bonds
                    (MO Valley College), 1.35s, 10/1/31
                    (U.S. Bank (LOC))                                                     A-1             2,000,000
                                                                                                      -------------
                                                                                                          2,200,007

Nebraska (1.7%)
-------------------------------------------------------------------------------------------------------------------
          1,995,000 Douglas Cnty. School Dist. G.O. Bonds, FSA, 3s, 11/15/02              Aaa             2,004,822

New York (2.5%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 NY City RAN, Ser. A, 3s, 4/12/02                                      SP-1+           3,001,025

Ohio (2.7%)
-------------------------------------------------------------------------------------------------------------------
            450,000 Hillard, School Dist. G.O. Bonds, FGIC, 6 1/4s, 12/1/02               Aaa               462,596
                    OH State Bldg. Auth. Rev. Bonds
          1,180,000 (State Facs. - Arts Bldg.), Ser. A, 3 1/2s, 4/1/02                    Aa2             1,180,005
          1,545,000 (State Facs. - Juvenile Correctional Facs.), Ser. A,
                    3 1/2s, 4/1/02                                                        Aa2             1,545,006
                                                                                                      -------------
                                                                                                          3,187,607

Pennsylvania (13.2%)
-------------------------------------------------------------------------------------------------------------------
                    Allegheny Cnty., Hosp. Dev. Auth. VRDN
            775,000 (Hlth. Ctr. Presbyterian), Ser. A, MBIA, 1.65s,
                    3/1/20                                                                A-1               775,000
            500,000 (Hlth. Ctr. Presbyterian), Ser. D, MBIA, 1.65s,
                    3/1/20                                                                VMIG1             500,000
          1,075,000 (Presbyterian U. Hosp. - B2), 1.55s, 3/1/18
                    (Bank One (LOC))                                                      VMIG1           1,075,000
          5,900,000 Dauphin Cnty., Gen. Auth. Rev. Bonds VRDN
                    (School Dist. Pooled Fin. Project II), AMBAC,
                    1.55s, 9/1/32                                                         VMIG1           5,900,000
          1,050,000 Franklin Regl. School Dist. G.O. Bonds, FSA,
                    5 1/4s, 10/1/02                                                       AAA             1,066,582
          5,900,000 New Garden, Gen. Auth. Rev. Bonds VRDN
                    (Pooled Fin. Project I), AMBAC, 1.55s, 11/1/29                        VMIG2           5,900,000
            500,000 PA School Dist. G.O. Bonds, Ser. A, AMBAC, 5s, 4/1/02                 Aaa               500,023
                                                                                                      -------------
                                                                                                         15,716,605

South Dakota (2.1%)
-------------------------------------------------------------------------------------------------------------------
          2,480,000 Rapid City Econ. Dev. VRDN (Civic Ctr. Assoc.
                    Partnership), 1.44s, 12/1/16 (Bayerische
                    Hypo-Und (LOC))                                                       VMIG1           2,480,000

Tennessee (3.3%)
-------------------------------------------------------------------------------------------------------------------
          2,560,000 Clarksville Pub. Bldg. Auth. Rev. Bonds VDRN,
                    1 1/2s, 11/1/27 (Bank of America (LOC))                               A-1+/P          2,560,000
          1,400,000 Metro. Govt. Nashville & Davidson Cnty., Hlth. & Edl.
                    Fac. Board VRDN (Progress Inc. Project), 1.55s,
                    7/1/18 (Bank of America (LOC))                                        A-1+/P          1,400,000
                                                                                                      -------------
                                                                                                          3,960,000

Texas (12.3%)
-------------------------------------------------------------------------------------------------------------------
          3,500,000 Carroll Indpt. School District G.O. Bonds,
                    2 1/4s, 8/15/32                                                       Aaa             3,501,715
          4,390,000 Houston Wtr. & Swr. Rev. Bonds, MBIA, 6 3/8s,
                    12/1/22 (PRE)                                                         Aaa             4,610,183
          2,000,000 Lone Star Arpt. Impt. Auth. VRDN, 1.31s, 12/1/14
                    (Royal Bank of Canada (LOC))                                          A-1+/P          2,000,000
          4,500,000 TX State TRAN Rev. Bonds, Ser. A-L32,
                    3 3/4s, 8/29/02                                                       MIG1            4,523,061
                                                                                                      -------------
                                                                                                         14,634,959

Washington (8.2%)
-------------------------------------------------------------------------------------------------------------------
          3,735,000 Port Vancouver, Rev. Bonds VRDN (United
                    Grain Corp.), 1.55s, 12/1/09 (Bank of
                    America (LOC))                                                        A-1+            3,735,000
          4,500,000 WA State Hsg. Fin. Rev. Bonds VRDN (U. Prep
                    Academy), 1.55s, 7/1/30 (Bank of America (LOC))                       VMIG1           4,500,000
          1,550,000 WA State Pub. Pwr. Supply Syst. Rev. Bonds,
                    FSA, 6 1/4s, 7/1/12 (PRE)                                             Aaa             1,594,508
                                                                                                      -------------
                                                                                                          9,829,508

Wisconsin (1.6%)
-------------------------------------------------------------------------------------------------------------------
            420,000 Hurley School Dist. G.O. Bonds, MBIA, 2s, 4/1/03                      AAA               419,996
          1,215,000 Janesville G.O. Bonds, FSA, 4 3/4s, 6/1/02                            Aaa             1,218,642
            250,000 WI State Trans. Rev. Bonds, Ser. A, FGIC, 5s, 7/1/02                  Aaa               251,347
                                                                                                     --------------
                                                                                                          1,889,985
                                                                                                     --------------
                    Total Municipal Bonds and Notes (cost $121,684,611)                              $  121,684,611

MUNICIPAL COMMERCIAL PAPER (2.9%) (a) (cost $3,500,000)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
-------------------------------------------------------------------------------------------------------------------
$         3,500,000 Shelby Cnty., TN, effective yield of 2.10%,
                    April 2, 2002                                                         A-1+       $    3,500,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $125,184,611) (b)                                        $  125,184,611
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $119,452,669.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at March 31, 2002 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at March 31, 2002. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

      Moody's Investor Service, Inc. and Standard & Poor's Corp. are the leading independent rating agencies for debt securities. Moody's uses the designation "Moody's Investment Grade", or "MIG", for most short-term municipal obligations, adding a "V" ("VMIG") for bonds with a demand or variable feature; the designation "P" is used for tax exempt commercial paper. Standard & Poor's uses "SP" for notes maturing in three years or less, "A" for bonds with a demand or variable feature.

      Moody's Investor Service, Inc.
      MIGI/VMIGI = Best quality; strong protection of cash flows, superior liquidity and broad access to refinancing
      MIG2/VMIG2 = High quality; ample protection of cash flows, liquidity support and ability to refinance
      Aaa = Extremely strong capacity to pay interest and repay principal
      Aa = Strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree
      P-1 = Superior capacity for repayment
      P-2 = Strong capacity for repayment

      Standard & Poor's Corp.
      AAA = Extremely strong capacity to pay interest and repay principal
      AA = Strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree
      SP-1+ = Very strong capacity to pay principal and interest
      SP-1 = Strong capacity to pay principal and interest
      SP-2 = Satisfactory capacity to pay principal and interest
      A-1+ = Extremely strong degree of safety
      A-1 = Strong degree of safety A-2 = Satisfactory capacity for timely repayment

  (b) The aggregate identified cost on a tax basis is the same.

(PRE) These securities are prerefunded with callable dates within a year.

      The rates shown on VRDN's are the current interest rates at March
      31, 2002.

      The fund had the following industry group concentrations greater than 10% at March 31, 2002 (as a percentage of net assets):

             Health care      19.6%
             Education        19.2
             Housing          16.0

      The fund had the following insurance concentrations greater than 10% at March 31, 2002 (as a percentage of net assets):

             MBIA             12.4%
             AMBAC            10.5

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
March 31, 2002 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at amortized cost (Note 1)                          $125,184,611
-------------------------------------------------------------------------------------------
Cash                                                                                509,882
-------------------------------------------------------------------------------------------
Interest and other receivables                                                      760,732
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                               61,364
-------------------------------------------------------------------------------------------
Total assets                                                                    126,516,589

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                 8,287
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  3,501,715
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        3,344,960
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        131,448
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           38,687
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                       10,507
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,902
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               26,414
-------------------------------------------------------------------------------------------
Total liabilities                                                                 7,063,920
-------------------------------------------------------------------------------------------
Net assets                                                                     $119,452,669

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $119,452,669
-------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per class A share
($119,452,669 divided by 119,452,669 shares)                                          $1.00
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended March 31, 2002 (Unaudited)
Tax exempt interest income:                                                      $1,083,300
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    254,504
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      116,441
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                    5,033
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      3,894
-------------------------------------------------------------------------------------------
Registration fees                                                                    31,415
-------------------------------------------------------------------------------------------
Other                                                                                22,900
-------------------------------------------------------------------------------------------
Total expenses                                                                      434,187
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (15,649)
-------------------------------------------------------------------------------------------
Net expenses                                                                        418,538
-------------------------------------------------------------------------------------------
Net investment income                                                               664,762
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                              $ 664,762
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                         March 31     September 30
                                                                            2002*             2001
--------------------------------------------------------------------------------------------------
Increase in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $    664,762     $  2,959,115
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                      664,762        2,959,115
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
From net investment income                                               (664,762)      (2,959,115)
--------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                      13,815,362       10,926,907
--------------------------------------------------------------------------------------------------
Total Increase in net assets                                           13,815,362       10,926,907

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                   105,637,307       94,710,400
--------------------------------------------------------------------------------------------------
End of period                                                        $119,452,669     $105,637,307
--------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                             March 31
operating performance               (Unaudited)                      Year ended September 30
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
New asset value,
beginning of period                    $1.00        $1.00        $1.00        $1.00        $1.00        $1.00
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                  .0065        .0286        .0333        .0254        .0299        .0304
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  .0065        .0286        .0333        .0254        .0299        .0304
------------------------------------------------------------------------------------------------------------------
Total distributions                   (.0065)      (.0286)      (.0333)      (.0254)      (.0299)      (.0304)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $1.00        $1.00        $1.00        $1.00        $1.00        $1.00
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  0.65*        2.90         3.38         2.57         3.03         3.09
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $119,453     $105,637      $94,710      $80,708      $82,049     $105,442
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .38*         .73          .73          .73          .75          .80
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .59*        2.87         3.33         2.57         3.12         3.02
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
March 31, 2002 (Unaudited)

Note 1
Significant accounting policies

Putnam Tax Exempt Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as is consistent with maintenance of liquidity and stability of principal by investing primarily in a diversified portfolio of short-term tax-exempt securities.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation The valuation of the fund's portfolio instruments is determined by means of the amortized cost method (which approximates market value) as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

B) Security transactions Security transactions are accounted for on the trade date (date the order to buy or sell is executed).

C) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

D) Interest income and distributions to shareholders Interest is recorded on the accrual basis. Premiums and discounts from purchases of short-term investments are amortized/accreted at a constant rate until maturity. Income dividends are recorded daily by the fund and are paid monthly to the shareholders.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.45% of the first $500 million of average net assets, 0.35% of the next $500 million, 0.30% of the next $500 million, 0.25% of the next $5 billion, 0.225% of the next $5 billion, 0.205% of the next $5 billion, 0.19% of the next $5 billion, and 0.18% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended March 31, 2002, the fund's expenses were reduced by $15,649 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $482 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management at an annual rate of up to 0.35% of the fund's average net assets. Currently, the Trustees have not approved payments under the plan.

For the six months ended March 31, 2002, Putnam Retail Management, acting as underwriter receives proceeds from contingent deferred sales changes that apply to certain shares that have been exchanged from other Putnam funds. Putnam Retail Management received no monies in contingent deferred sales charges from such redemptions.

Note 3
Purchases and sales of securities

During the six months ended March 31, 2002, cost of purchases and proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $121,890,836 and $95,860,000, respectively.

Note 4
Capital shares

At March 31, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares at a constant net asset value of $1.00 per share were as follows:

                                            Six months
                                                 ended          Year ended
                                              March 31        September 30
---------------------------------------------------------------------------
Class A                                           2002                2001
---------------------------------------------------------------------------
Shares sold                                132,323,611         166,528,699
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  664,772           2,500,729
---------------------------------------------------------------------------
                                           132,988,383         169,029,428

Shares
repurchased                               (119,173,021)       (158,102,521)
---------------------------------------------------------------------------
Net increase                                13,815,362          10,926,907
---------------------------------------------------------------------------


SERVICES FOR SHAREHOLDERS

HELP YOUR INVESTMENT GROW

Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account.
(Regular investing does not guarantee a profit or protect against loss in a declining market.)

SWITCH FUNDS EASILY

You can move money from one Putnam fund to another within the same class of shares without a service charge. (This privilege is subject to change or termination.)

ACCESS YOUR MONEY EASILY

You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

HOW TO BUY ADDITIONAL SHARES

You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

VISIT US AT WWW.PUTNAMINVESTMENTS.COM

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

USE OUR TOLL-FREE NUMBER

1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Balanced Fund *
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund
New Century Growth Fund *
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Technology Fund *
Vista Fund
Voyager Fund
Voyager Fund II

BLEND FUNDS

Asia Pacific Growth Fund *
Capital Appreciation Fund
Capital Opportunities Fund
Emerging Markets Fund *
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
International Growth Fund
International Voyager Fund
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

VALUE FUNDS

Balanced Retirement Fund *
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund *
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund +

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund +
High Yield Trust
High Yield Trust II *
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund [SECTION MARK]
Strategic Income Fund *
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund [SECTION MARK]
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* In anticipation of mergers expected later this year, these funds are closed to new investors.

+ Closed to new investors.

[SECTION MARK] An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

Michael T. Healy
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Tax Exempt Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA057-79272  062  5/02